Item 12 (b).  Exhibits.


                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA MUTUAL FUNDS TRUST

                 Balanced Strategy Fund        Precious Metals and Minerals Fund
                 Cornerstone Strategy Fund     International Fund
                 Growth & Tax Strategy Fund    World Growth Fund
                 Emerging Markets Fund         GNMA Trust
                 Treasury Money Market Trust

In connection with the Semi-annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended November 30, 2006, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date: 01-30-2007                                    /S/ CHRISTOPHER W. CLAUS
      -----------                                   -------------------------
                                                     Christopher W. Claus
                                                     President

                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA MUTUAL FUNDS TRUST

                 Balanced Strategy Fund        Precious Metals and Minerals Fund
                 Cornerstone Strategy Fund     International Fund
                 Growth & Tax Strategy Fund    World Growth Fund
                 Emerging Markets Fund         GNMA Trust
                 Treasury Money Market Trust

In connection with the Semi-annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended November 30, 2006, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:  01/29/2007                                         /S/ DEBRA K. DUNN
       -----------                                        -------------------
                                                          Debra K. Dunn
                                                          Treasurer